Exhibit 99.1

Pacific Energy Development Announces Restructuring of Debt Facilities in Anticipation of Previously Announced Merger

Danville, CA, Tuesday, September 1, 2015 – PEDEVCO Corp. d/b/a Pacific Energy Development  (NYSE MKT: PED) is pleased to announce today that it has successfully restructured its approximately $35 million senior debt facility and its approximately $8.35 million subordinated debt facility.  The restructuring includes the following changes:

•	discontinue principal repayments for six months under all the Company’s senior debt
•	on approximately $5 million of the Company’s senior debt, change the frequency of interest payments from monthly to semi-annually, with the next interest payment due February 2016
•
on approximately $24 million of the Company’s senior debt, reduce the monthly cash pay portion of interest to 5% from 15% per annum and defer until maturity (March 2017) interest payments accruing at 12% per annum during the six month period ending January 31, 2016

•
on approximately $6 million of the Company’s senior debt, eliminate the cash pay portion and defer until maturity (March 2017) all interest payments accruing at 17% per annum during the six month period ending January 31, 2016

•	on the approximately $8.35 million subordinated debt, defer until maturity (December 2017) all interest payments accruing at 12% per annum during the six month period ending January 31, 2016

The Company’s lenders have agreed to restructure these debt facilities in order to provide the Company with additional liquidity in order to execute the pending combination with Dome Energy, which contemplates the repayment of the Company’s senior debt in full at closing.  This restructuring will provide the Company with an estimated $500,000 per month in additional cash flow during the six month waiver period, although the Company anticipates that the combination with Dome Energy will close, and its senior debt repaid in full, before the conclusion of the six month period.  More details regarding the debt restructuring, including a description of warrant consideration issued to the lenders and other covenants, can be found in the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission today.

Commenting on this significant debt restructuring, Frank C. Ingriselli, Chairman and CEO of the Company, stated, "We are very pleased that we have been able to beneficially restructure our debt facilities with our lenders in order to free up cash during this period of depressed crude oil prices as we work to finalize our pending merger with Dome Energy. We are currently working closely and expeditiously with Dome Energy to assist them in the completion of the audit of their financial statements for the previous two years, which we anticipate will be completed and delivered to us this week, and then incorporated into the shareholder approval documentation we are working to complete for submission to the SEC this month."  Mr. Ingriselli continued, stating, “These have been difficult times with the slide in the price of oil coupled with the volatility in the equity markets; however, we believe that with this restructuring, we will significantly strengthen our Company, have the capital necessary to develop our assets, and roll out a new and improved company poised to take advantage of these depressed markets and the opportunities they present.”

About Pacific Energy Development (PEDEVCO Corp.)

PEDEVCO Corp, d/b/a Pacific Energy Development (NYSE MKT:  PED), is a publicly-traded energy company engaged in the acquisition and development of strategic, high growth energy projects, including shale oil and gas assets, in the United States. The Company’s principal asset is its D-J Basin Asset located in the D-J Basin in Colorado. Pacific Energy Development is headquartered in Danville, California, with an operations office in Houston, Texas.

Cautionary Statement Regarding Forward Looking Statements

All statements in this press release that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of the Company's control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1A "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.  The Company operates in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. The Company disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statements. Readers are also urged to carefully review and consider the other various disclosures in the Company's public filings with the SEC.

Important Information

In connection with the proposed business combination between PEDEVCO Corp. ("PEDEVCO") and Dome Energy, Inc., a wholly-owned subsidiary of DOME Energy AB ("Dome"), PEDEVCO currently intends to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission (the "SEC"). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document PEDEVCO may file with the SEC in connection with the proposed transaction. Prospective investors are urged to read the registration statement and the proxy statement/prospectus, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of PEDEVCO and Dome (as applicable). Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus, when filed, as well as other filings containing information about PEDEVCO, without charge, at the SEC's website (www.sec.gov). Copies of PEDEVCO's SEC filings may also be obtained from PEDEVCO without charge at PEDEVCO's website (www.pacificenergydevelopment.com) or by directing a request to PEDEVCO at (855) 733-3826. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Participants in Solicitation

PEDEVCO and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding PEDEVCO's directors and executive officers is available in PEDEVCO's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 31, 2015 and PEDEVCO Corp.'s definitive proxy statement on Schedule 14A, filed with the SEC on May 16, 2014. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by PEDEVCO and Dome in connection with the proposed combination transaction and in other relevant documents filed by PEDEVCO with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Contacts

Bonnie Tang
Pacific Energy Development
1-855-733-3826 ext. 21 (Media)
PR@pacificenergydevelopment.com

Investor Relations:

Stonegate, Inc.
Casey Stegman
1-214-987-4121
casey@stonegateinc.com